UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2005
                                               -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01   Notice of Delisting or Failure to Satisfy a
Continued Listing Rule or Standard; Transfer of Listing.

(d)  On October 27, 2005, the Board of Directors of SJW Corp.
(the "Company") approved the transfer of the listing of the Company's common stock to the New York Stock Exchange from the American Stock Exchange.

Item 7.01   Regulation FD Disclosure.

The Company anticipates that its common stock will begin trading on the New York Stock Exchange on November 14, 2005. The Company's shares will continue to trade on the American Stock Exchange under the symbol "SJW" until its common stock has been accepted for listing on the New York Stock Exchange and its shares begin trading on such exchange. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

This Item 7.01 and the exhibit to this report contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Specifically, these forward-looking statements relate to the timing of listing and trading on the New York Stock Exchange and whether such listing and trading will occur at all. These forward-looking statements involve a number of risks and uncertainties and there is no assurance that the listing and trading will be accomplished as anticipated.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

Exhibit
Number     Description of Document
--------   ------------------------

99.1       Press Release issued by SJW Corp. dated October 28,
           2005.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
                                  -----------------------------


October 28, 2005                  /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


                              EXHIBIT INDEX

Exhibit
Number     Description of Document
--------   ------------------------
99.1       Press Release issued by SJW Corp. dated October 28,
           2005.